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                                                                 Exhibit 23




                       CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statement No. 333-111037 on Form S-8 of Civitas BankGroup, Inc. of our report dated June 28, 2005 appearing in this Annual Report on Form 11-K of Civitas BankGroup, Inc. for the year ended December 31, 2004.



                                             /s/ Crowe Chizek and Company LLC


Brentwood, Tennessee
June 29, 2005